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                                                                    EXHIBIT 23.5

                   CONSENT OF WILLIAMS, KASTNER & GIBBS PLLC

We consent to the reference to our firm under the caption "Legal Matters" in the
Registration Statement (Form S-1 No. 333-     ) and related Prospectus of Waste
Connections, Inc. for the registration of up to 3,737,500 shares of its Common Stock.

                                            WILLIAMS, KASTNER & GIBBS PLLC

Seattle, Washington
January 6, 1999